CNL Strategic Capital, LLC 8-K

Exhibit 10.3

UNLIMITED GUARANTY

THIS UNLIMITED GUARANTY (this “Guaranty”) is made and entered into as of this 15 day of February, 2024, by CNL STRATEGIC CAPITAL, LLC, a limited liability company organized under the laws of the State of Delaware with its principal place of business at 450 S. Orange Avenue, Orlando, FL 32801 (the “Guarantor”), and delivered to VALLEY NATIONAL BANK (successor by merger to BANK LEUMI USA) (“Bank”), with an address at 579 Fifth Avenue, New York, NY 10017, in consideration of Bank previously, now or hereafter (a) extending or agreeing to extend any credit or other financial accommodation to CNL STRATEGIC CAPITAL B, INC. (“Borrower”), or (b) agreeing to any direct or indirect extension, renewal, replacement or modification of, or waiver or forbearance with respect to any such credit or other financial accommodation, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The term “Bank” as used throughout this instrument shall be deemed to include VALLEY NATIONAL BANK, all its subsidiaries and all its agencies, branches and departments wherever located.

1.             Guaranteed Obligations.

(a)                Guarantor irrevocably, unconditionally and absolutely guarantees to Bank, and becomes surety for the prompt performance and payment when due, whether by acceleration, demand or otherwise, of (i) any and all Obligations (hereafter defined) of Borrower to Bank, in the aggregate at any one time outstanding plus all interest thereon, and (ii) all attorneys’ fees, costs and expenses incurred by Bank in enforcing any of such Obligations and/or this Guaranty or collecting against Guarantor under this Guaranty. This is a guaranty of payment and not of collection. Bank shall not be obligated to make any request or demand upon or to pursue any of its rights against Borrower or any other person who may be liable for the payment of the Obligations, or to pursue any collateral security therefor, as a condition of Guarantor’s liability hereunder. If Borrower fails to pay when due or otherwise defaults under any Obligations, Guarantor will pay such Obligations to Bank.

The term “Obligations” shall include all liabilities, loans, advances, debts, obligations, covenants and duties of any kind or nature owing by Borrower to Bank (which may be evidenced by, or otherwise arise under or in connection with, one or more loan, credit or letter agreements, promissory notes, reimbursement agreements, or any other agreements and documents executed and/or delivered to Bank pursuant thereto (as each may be amended, modified, extended or renewed from time to time, the “Loan Documents”), whether direct or indirect, absolute or contingent, joint, several or independent, secured or unsecured, liquidated or unliquidated, contractual or tortious of Borrower now or hereafter existing, due or to become due to, or held or to be held by, Bank for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, banker’s acceptance, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of Bank’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, including, without limitation, any exposure of Borrower to Bank under Bank’s commercial card program or (viii) arising from any amendments, extensions, renewals and increases of or to any of the foregoing. In the event a petition under the United States Bankruptcy Code is filed by or against Borrower, the term “Borrower” shall also mean and include Borrower in its status as a debtor, debtor-in-possession and/or reorganized debtor.

Unlimited Guaranty (CNL Strategic Capital, LLC)

(b)               Notwithstanding anything to the contrary contained herein, the definition of “Obligations” shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Obligations shall be deemed applicable only to the obligations of Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof that constitute Excluded Swap Obligations. As used herein, (i) “Excluded Swap Obligations” means, with respect to each Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation, or order of the Commodity Futures Trading Commission (the “CFTC”), by virtue of such Guarantor’s failure for any reason to qualify as an “eligible contract participant” (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) “Eligibility Date” means the date on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder between Borrower and Bank, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

2.            Nature of Guaranty; Revocation. This Guaranty is a continuing, absolute and unconditional guaranty of payment and not of collection, and all Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. Guarantor acknowledges that this Guaranty and Guarantor’s obligations under this Guaranty shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any kind or nature whatsoever which might otherwise constitute a defense available to Borrower with respect to any of its Obligations under any of the Loan Documents, to Guarantor with respect to this Guaranty or the obligations of Guarantor hereunder, or to any other person or party with respect to any other obligations or agreements relating to Borrower or Borrower’s Obligations to Bank, including, without limitation, fraud in the inducement, failure of consideration, promissory estoppel, expiration of the statute of limitations or laches. The obligations hereunder are joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other party, or whether any of Borrower or any other person is joined in any such action or actions. All rights, powers and remedies hereunder shall apply to all past, present and future liabilities of Borrower to Bank, including arising under successive transactions continuing, increasing or decreasing any such Obligations or creating new Obligations. This Guaranty will remain in full force and effect until the Obligations (and interest thereon and expenses in connection therewith) and all renewals, modifications or extensions thereof, in whole or in part, shall have been fully paid and satisfied and this Guaranty shall remain in full force and effect even if there is no principal balance outstanding under the Obligations at any time or from time to time. As to each Guarantor, this Guaranty shall continue until written notice of revocation signed by such Guarantor, or until written notice of the death of such Guarantor (which shall be deemed a notice of revocation hereunder) shall in each case have been actually received by Bank, notwithstanding a revocation by, or the death of, or complete or partial release for any cause, of any one or more of the remainder of the Guarantor(s), or of Borrower or of anyone liable in any manner for the Obligations hereby guaranteed or for the Obligations (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel, management, shareholders or members of any one or more of the Guarantor(s) which may be corporations, partnerships or other entities. Written notice as provided herein shall be the only means of revocation or termination of this Guaranty, notwithstanding the fact that for periods of time there may be no outstanding Obligations of Borrower. No revocation or termination hereof shall affect in any manner the effectiveness and applicability of this Guaranty, or any rights of Bank or the obligations of Guarantor hereunder, with respect to (a) Obligations of Borrower which shall have been created, contracted, assumed or incurred prior to receipt by Bank of written notice of such revocation or termination, (b) all extensions, renewals or modifications of any of the Obligations referred to in (a) above made after receipt by Bank of such written notice or (c) Obligations of Borrower which shall have been created, contracted, assumed or incurred after receipt by Bank of such written notice pursuant to any contract entered into by Bank prior to its receipt of such notice or which are otherwise related to or connected with Obligations of Borrower theretofore arising or transactions theretofore entered into.

This Guaranty shall not terminate, supersede, cancel, diminish or modify any prior Guaranty or guaranties given by Guarantor to Bank with respect to Obligations of Borrower unless expressly provided herein. All Obligations guaranteed by Guarantor and all rights of Bank, herein and under such prior Guaranty or guaranties, are cumulative and Bank may exercise its rights singly or collectively, and sequentially or concurrently.

Guarantor’s obligations hereunder are not contingent upon and are independent of the obligations of Borrower or any other guarantor or surety of the Obligations. This Guaranty is not made in consideration of the liability of any other guarantor or surety of the Obligations. The release or death of any guarantor of the Obligations or the revocation of any guaranty shall not release or otherwise affect the liability of any other non-revoking guarantor. A separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any such action or actions.

This Guaranty sets forth the entire agreement and understanding of Bank and Guarantor, and Guarantor acknowledges and represents that there exist and have been made absolutely no oral or other agreements, understandings, representations or warranties of any kind or nature (including, without limitation, any agreements or representations concerning renewal, continuation or increase of any of Borrower’s Obligations; any obligation of Bank with respect to any other guarantor of, or any collateral securing, any of Borrower’s Obligations; or any limitation or condition whatsoever to Bank’s rights and Guarantor’s obligations hereunder) with respect to this Guaranty or the obligations of Guarantor hereunder, except as specifically and expressly set forth in this Guaranty.

3.             Authorizations to Bank; Waivers. Bank may at any time and from time to time (whether or not after revocation or termination of this Guaranty), in its sole discretion and without the consent of, or notice to, Guarantor, without incurring responsibility to Guarantor, without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(1)               change the manner, place or terms of payment, or interest rates on, and/or change or extend the time of payment of, renew, waive or alter, any Obligation of Borrower, any security therefor, or any Obligation incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Obligations of Borrower as so changed, extended, renewed, waived or altered;

(2)               take and hold, and sell, exchange, release, surrender, substitute, realize upon or otherwise deal with in any manner and in any order, and direct the order or manner of sale thereof (including without limitation by non-judicial sale pursuant to governing security documents and applicable law), any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations hereby guaranteed or any other obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(3)               exercise or refrain from exercising any rights against Borrower or others (including Guarantor), or any security or otherwise act or refrain from acting;

(4)               settle, compromise, discharge or release any Obligation hereby guaranteed, any security therefor or any other obligation (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower other than Bank and Guarantor;

(5)               release or substitute any one or more of the endorsers or other guarantors of the Obligations, or any portion thereof, or any other party thereto;

(6)               apply any sums by whomsoever paid or howsoever realized to any Obligations of Borrower to Bank, in such order as Bank shall determine (and Guarantor hereby waives any provision of law regarding applications of payments which specifies otherwise), regardless of what Obligations of Borrower remain unpaid; and

(7)               exercise any right or remedy Bank may have with respect to the Obligations or any security for the Obligations, this Guaranty or any other guaranty.

No invalidity, irregularity or unenforceability of all or any part of the Obligations hereby guaranteed or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of Guarantor.

Guarantor waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such Obligations, suit or taking other action by Bank against, and any other notice to, any party liable thereon (including Guarantor).

Guarantor waives any right to require Bank to proceed against Borrower or any other person, or to marshal assets or proceed against or exhaust any collateral security for the Obligations, or to give notice of the terms, time and place of any public or private sale or other disposition of any such collateral security, or to take any other action or pursue any other remedy in Bank’s power. In addition, Guarantor waives any defense arising by reason of any failure of Bank to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person.

Guarantor waives the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor’s liability hereunder.

Guarantor absolutely, unconditionally and irrevocably waives any and all rights to assert any defense, setoff, counterclaim or cross-claim of any kind or nature whatsoever with respect to this Guaranty, or the obligations of Guarantor under this Guaranty, or the obligations of any other person or party (including, without limitation, Borrower) relating to this Guaranty, or otherwise with respect to the Obligations of Borrower, in any action or proceeding brought by Bank (or any subsequent holder of this Guaranty) to collect the liabilities of Borrower or any portion thereof, or to enforce the obligations of Guarantor under this Guaranty.

4.             Security; Setoff. This Guaranty is secured by the property described in any security agreement, pledge agreement, mortgage or other collateral security document which Guarantor has heretofore or may from time to time hereafter execute and deliver to Bank to secure any obligations of Guarantor to Bank. Bank at all times and from time to time shall have the right to require Guarantor to deliver to Bank as security for the Obligations of Guarantor hereunder, collateral security, original or additional, satisfactory to Bank.

Guarantor hereby authorizes Bank, at any time and from time to time, without notice, which is hereby expressly waived by Guarantor, and whether or not an Event of Default (as defined below) shall have occurred or Bank shall have declared the Obligations to be due and payable in accordance with the terms hereof (i) to set off against, and to appropriate and apply to the payment of Guarantor’s obligations and liabilities under this Guaranty (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Guarantor (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced) and (ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Bank, in its sole discretion, may elect. Guarantor hereby grants to Bank a security interest in all deposits and accounts maintained with Bank, together with all other personal property of Guarantor (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered, to secure the payment of all obligations and liabilities of Guarantor to Bank under this Guaranty. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of Bank, although Bank may enter such setoff on its books and records at a later time.

No failure by Bank to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by Bank to insure or protect any security nor any other dealing (or failure to deal) with any security by Bank, shall impair or release the obligations of Guarantor hereunder.

5.             Representations and Warranties; Covenants. Guarantor hereby represents and warrants to Bank that: (a) this Guaranty and all other documents or agreements at any time hereafter delivered by Guarantor to Bank in connection herewith have been duly authorized, and upon their execution and delivery to Bank will constitute legal, valid and binding agreements and obligations of Guarantor, enforceable in accordance with their respective terms; (b) the consummation of the transactions contemplated by this Guaranty and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under Guarantor’s organizational documents or any contractual obligation of Guarantor; (ii) result in the creation or imposition of any lien or other encumbrance upon any of Guarantor’s properties pursuant to the terms of any such contractual obligation or (iii) violate any law, rule or regulation applicable to Guarantor; (c) this Guaranty is executed at Borrower’s request in order to induce Bank to extend or maintain the Obligations to Borrower; (d) Bank has made no representation to Guarantor as to the creditworthiness of Borrower or as to the nature or sufficiency of any collateral securing the Obligations or any part thereof; and (e) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Guarantor further agrees that Bank shall have no obligation to disclose to Guarantor any information or material about any of the Borrowers which is acquired by Bank in any manner.

6.             Information. So long as this Guaranty shall remain in effect, and without limitation of any provision of any other document evidencing or securing the Obligations, Guarantor agrees to (a) furnish to Bank, with reasonable promptness, such financial statements, tax returns or other information concerning the business, operations, properties and condition, financial or otherwise, of Guarantor as Bank may reasonably request from time to time, and (b) if applicable, at any reasonable time and from time to time, permit Bank or any of its agents or representatives to examine and make copies of and abstracts from his, her or its records and books of account, visit his, her or its properties and discuss his, her or its affairs, finances and accounts with any of his, her or its officers, directors or independent accountants.

7.             Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Borrower that may result from any such proceeding.

8.             Events of Default; Remedies. Upon the happening of any Event of Default (as such term is defined in the Loan Documents), and in any such event, and at any time thereafter, Bank may, without notice to Borrower or Guarantor, make the Obligations of Borrower to Bank, whether or not then due, immediately due to and payable hereunder as to Guarantor, and terminate any commitment or obligation to make loan advances, issue letters of credit or extend additional credit accommodations to Borrower, and Bank shall be entitled to enforce the obligations of Guarantor hereunder.

Further, upon the happening of an Event of Default, Bank may immediately or at any time or times thereafter without demand or notice to Borrower or Guarantor and without advertisement, all of which are hereby expressly waived, sell, resell, assign and deliver all or part of any collateral security for the Obligations, at public or private sale, for cash, upon credit or for future delivery, and in connection therewith may grant options. Upon each such sale Bank may purchase the whole or any part of such collateral security, free from any right of redemption, which is hereby waived and released.

In the case of each such sale, or of any proceedings to collect any obligations of Guarantor, Guarantor shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys’ fees, and after deducting such costs and expenses from the proceeds of sale or collection, Bank may apply any residue to pay any obligations of Guarantor, who shall continue to be liable for any deficiency, with interest.

9.             Subordination. Without limiting Bank’s rights under any other agreement, upon the date notice of revocation or termination of this Guaranty is received, or upon the occurrence of an Event of Default hereunder or under any of the Loan Documents, any obligations owed by Borrower to Guarantor in connection with any extension of credit or financial accommodation by Guarantor to or for the account of Borrower are hereby subordinated to the Obligations of Borrower, and such Obligations of Borrower to Guarantor shall be collected, enforced and received by Guarantor in trust for Bank and shall be paid over to Bank on account of the Obligations of Borrower without reducing or affecting in any manner the liability of Guarantor under other provisions of this Guaranty.

10.          Waiver of Subrogation and Related Rights. Guarantor shall not exercise, and hereby expressly waives, any right of subrogation against any Credit Party which it may otherwise have at any time as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all of the Obligations of Borrower and the other Credit Parties have been indefeasibly paid in full. If any amount is paid to Guarantor on account of subrogation rights Guarantor may otherwise have as a result of this Guaranty, when the Obligations of Borrower shall not have been paid in full, the amount received by Guarantor shall be held in trust for the benefit of Bank and shall be promptly paid to Bank to be credited and applied to the Obligations of Borrower. Further, until the Obligations are indefeasibly paid in full, Guarantor waives all of Guarantor’s rights of reimbursement, indemnification and contribution.

11.          Repayment or Recovery from Bank. If a claim is ever made upon Bank for repayment, return, restoration, rescission or other recovery of any amount or amounts received by Bank in payment or on account of any of the Obligations of Borrower or any other obligations of Guarantor hereunder and Bank repays all or part of said amount: (a) because such payment or application of proceeds is or may be avoided, rescinded, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preferential transfer, fraudulent conveyance, impermissible setoff or a diversion of trust funds; or (b) for any other reason, including (without limitation) by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of Bank’s assets or (ii) any settlement or compromise of any such claim effected by Bank with any such claimant (including Borrower), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any liability of Borrower, and Guarantor shall be and remain liable to Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank. Guarantor hereby agrees to indemnify and to reimburse and hold Bank harmless for the amount so repaid and for all other claims, actions, suits, proceedings, liabilities, losses, costs and expenses of every kind (including, without limitation, the disbursements, expenses and fees of Bank’s attorneys) that may be imposed upon, incurred by or asserted against Bank (i) in connection with defending any such claim for repayment and collecting such amount from Guarantor or (ii) otherwise arising out of or related directly or indirectly to this Guaranty (including, without limitation, any action, suit or proceeding between Guarantor and Bank, whether on this Guaranty or otherwise). The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment or court order or any state or federal law.

12.           Preservation of Rights. No delay or omission on Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Bank’s action or inaction impair any such right or power. Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Bank may have under any other agreements, at law or in equity. Bank may proceed in any order against Borrower, Guarantor or any other obligor of, or any collateral securing, the Obligations.

13.           Equal Credit Opportunity Act. If Guarantor is not an “applicant for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

14.          [Reserved].

15.          Governing Law. This Guaranty and each extension of credit under the Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to any principles of conflicts of laws which would or might make the laws of any other jurisdiction applicable. Notwithstanding the foregoing, to the extent applicable, the laws of the jurisdiction in which any collateral is located shall apply to the creation and perfection of the security interests therein and to the exercise of remedies by Bank that pertain to or concern any such collateral, including, without limitation, the foreclosure of any security interests and liens granted in any such collateral.

16.          Venue; Jurisdiction. Any legal suit, action or proceeding against Bank or Guarantor arising out of or relating to this Guaranty shall be instituted in any Federal or state court located in Orange County, Florida. Guarantor agrees such courts shall have exclusive jurisdiction in any suit, action, or proceeding between Guarantor and Bank, and Guarantor further waives any objection which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, between Guarantor and Bank, and hereby irrevocably submits to the jurisdiction of any such court. Guarantor does hereby agree that service of process upon Guarantor at its notice address provided in the Loan Documents by registered mail, return receipt requested, shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding at the time received or refused by Guarantor and shall constitute “personal delivery” thereof. Nothing contained herein shall affect the right of Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdictions. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court from any legal process (whether through service of notice, attachment prior to judgement, attachment in aid of execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

17.           WAIVER OF JURY TRIAL. GUARANTOR (a) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND IN, ANY ACTION OR OTHER LEGAL PROCEEDING OF ANY NATURE, RELATING TO (i) THIS GUARANTY, ANY CREDIT ACCOMMODATION PROVIDED WITH RESPECT HERETO, (ii) ANY TRANSACTION CONTEMPLATED IN ANY SUCH LOAN DOCUMENTS OR (iii) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS GUARANTY, ANY OF THE OBLIGATIONS, ANY COLLATERAL OR ANY OTHER LOAN DOCUMENT AND (b) CERTIFIES THAT (i) NEITHER BANK, ANY AFFILIATE OF BANK NOR ANY REPRESENTATIVE OF BANK OR ANY SUCH AFFILIATE HAS REPRESENTED TO GUARANTOR THAT BANK OR ANY SUCH AFFILIATE WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY GUARANTOR IN THIS PARAGRAPH, AND (ii) HE, SHE OR IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE NEGOTIATION, DRAFTING AND SIGNING OF THIS GUARANTY AS NECESSARY AND APPROPRIATE BY INDEPENDENT LEGAL COUNSEL.

18.           Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Guaranty must be in writing delivered to each such other party at his, her or its address first set forth above Attention: Tammy Tipton, Email: Tammy.Tipton@cnl.com, with a copy to Kaki Rawls, Email: Kaki.Rawls@cnl.com, and with respect to any notice to Bank, a copy to Valley National Bank, 579 Fifth Avenue, New York, NY 10017, Attention: Maria Romero, Email: maromero@valley.com with a copy to Bank’s office at 113 E Whiting Street, Tampa, FL 33602, Attention: Benjamin Powers, Email: bpowers@valley.com, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by any other means, one day after transmission or shipment. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving notices hereunder. No notice to or demand on Guarantor will entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.

19.           Costs and Expenses. Guarantor shall reimburse Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, whether or not collection is instituted hereon, including reasonable in-house or outside attorneys’ fees, expended or incurred by Bank in connection with (a) the negotiation and preparation of this Guaranty and the other Loan Documents, Bank’s continued administration hereof and thereof, and the preparation of amendments and waivers hereto and thereto, including without limitation all costs incidental thereto and costs of protection and preservation of collateral, (b) the enforcement of Bank’s rights and/or the collection of any amounts which become due to Bank under this Guaranty, and (c) the prosecution or defense of any action in any way related to the Guaranty, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in any civil action, lawsuit, arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Guarantor or any other person or entity.

20.           Entire Agreement. This Guaranty constitutes the entire agreement between Guarantor and Bank with respect to the subject hereof and supersedes all prior written and oral negotiations, representations, promises, communications and agreements concerning the subject matter hereof. Guarantor and Bank agree that any inconsistency or discrepancy between the provisions of this Guaranty and any other documentation evidencing the Obligations of Guarantor to Bank shall be resolved in the manner most favorable to Bank.

21.           Severability; Waivers. The provisions of this Guaranty are severable and if any waiver or other provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect or invalidate such provision in any other jurisdiction. Without limiting the foregoing, Guarantor hereby warrants and agrees that each of the waivers set forth herein is made with Guarantor’s full knowledge of its significance and consequences, and that under the circumstances, such waivers are reasonable and not contrary to public policy or law.

22.           Limitation of Liability. To the fullest extent permitted by applicable law, Guarantor shall not assert, and hereby waives any claim against Bank, on any theory of liability, for special, indirect, consequential or punitive damages arising out of, in connection with or as a result of, this Guaranty, any of the other Loan Documents, the transactions contemplated hereby or thereby or any extension of credit or the use of the proceeds thereof.

23.           Amendments, Modifications, Etc. No amendment, modification or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by Bank or other party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, Bank may modify this Guaranty for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Bank shall send a copy of any such modification to Guarantor (which may be sent by electronic mail).

24.           No Waiver; Remedies. No failure on the part of Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Bank of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other remedies provided hereunder or by any other instrument or document or under applicable law.

25.           Successors and Assigns; Assignments. This Guaranty and the terms hereof shall be binding upon and inure to the benefit of Bank and its successors and assigns, including subsequent holders hereof, and Guarantor and its legal representatives, successors and assigns; provided, however, that Guarantor may not assign or transfer its interests or rights hereunder (whether by operation of law or otherwise) without Bank’s prior written consent, which Bank may withhold, for any reason or no reason, in its sole and absolute discretion. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank’s rights and benefits hereunder and under any or all of the other Loan Documents. In connection therewith, Bank may disclose all documents and information which Bank now has or hereafter may acquire relating to any credit accommodation subject hereto, Guarantor, its business or any collateral security provided in connection herewith. Further, Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Guaranty and the other Loan Document to secure obligations to a Federal Reserve Bank or Federal Home Loan Bank, provided that no such pledge or assignment of a security interest shall release Bank from any of its obligations under the Loan Documents or substitute any such pledge or assignee as a party.

26.          Counterparts; Electronic Transmission. This Guaranty may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Guaranty. Delivery of any executed counterpart of this Guaranty by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Information and documents relating to this Guaranty and the credit accommodations provided for herein may be transmitted through electronic means. This Guaranty may be executed and authenticated by each party by electronic or digital means, and each party hereto expressly consents to the use of an electronic version of this agreement to embody the entire agreement and understanding between us. An authorized, electronically-affixed or digitally-affixed signature, when received shall be binding for all purposes as if an original signature.

27.           Patriot Act. Bank hereby notifies you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”), Bank may be required to obtain, verify and record information that identifies Guarantor, which information includes the name, address, tax identification number and other information regarding Guarantor that will allow Bank to identify Guarantor in accordance with the Patriot Act. In that connection, Bank may also request corporate formation documents, or other forms of identification, to verify information provided.

28.           Indemnity. Guarantor agrees to indemnify each of Bank, each legal entity, if any, who controls, is controlled by or is under common control with Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Guarantor), whether in connection with or arising out of or relating to (a) the matters referred to in this Guaranty or the use of any advance with respect hereto, (b) any breach of a representation, warranty or covenant by Guarantor or (c) any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority based upon or arising out of any of the Obligations, or any relationship or agreement between Bank and Borrower or Guarantor, or any creditor of Borrower or any other matter, relating to Borrower or the Obligations; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction. The indemnity agreement contained in this Section shall survive the termination or revocation of this Guaranty, payment of any advance hereunder and the assignment of any rights hereunder, or entry of judgment hereon. Guarantor may participate at its expense in the defense of any such action or claim.

29.           Further Assurances; Corrections of Defects. Guarantor, intending to be legally bound hereby, agrees to promptly correct any defect, error or omission, upon the request of Bank, which may be discovered in the contents of this Guaranty or any other document evidencing or securing the Obligations, or in the execution or acknowledgement hereof, and Guarantor will execute, or re-execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Bank to satisfy the terms and conditions of this Guaranty, and all documents executed in connection therewith, including but not limited to the recording, filing or perfecting of any document given for securing and perfecting liens, mortgages, security interests and interests to secure the Obligations.

30.           Certain Taxes. In order to induce Bank to make loans or advances to or otherwise extend credit to Borrower, Guarantor agrees that all amounts owed hereunder or under any other document evidencing or securing the Obligations, whether for principal, interest, reimbursements, indemnities, fees, costs or otherwise, are payable in lawful money of the United States of America without deduction for or on account of any present or future tax, duty or other charge levied or imposed on the Obligations, this Guaranty, any other document evidencing or securing the Obligations, or the proceeds hereof or thereof or any holder hereof or thereof, by any government or by any other jurisdiction, or by any political subdivision thereof, from which any payment due with respect thereto is remitted or on account of any other restrictions and conditions of whatever nature, except as required by applicable law or regulation. If any such tax, duty or other charge is required to be deducted or withheld by law or regulation from any amount payable hereunder or under any other document evidencing or securing the Obligations, Guarantor shall pay Bank such additional amounts (including any penalties and interest thereon) as may be necessary so that the amount actually received by Bank is equal to the full amount payable hereunder or under such other document evidencing or securing the Obligations had no such withholding or deduction been made. Guarantor shall furnish (or cause to be furnished) to Bank all tax receipts for withholding taxes, if any, paid on behalf of Bank within sixty (60) days of the payment of such tax. Should Guarantor not furnish the tax receipts within ninety (90) days of the due date of payment of such taxes, Guarantor shall pay Bank a tax reimbursement equivalent to the amount of withholding tax due.

31.           Currency of Payment. The principal of and the interest on the obligations due hereunder, and any other amounts owed for fees, costs, or otherwise, are payable in US Dollars without deduction for or on account of any present or future tax, duty or other charge levied or imposed on this Letter Agreement or any proceeds hereof by any government or any political subdivision thereof or by any other jurisdiction, or by any political subdivision thereof, from which any payment due with respect thereto is remitted or on account of any other restrictions and conditions of whatever nature. If any such tax, duty or other charge is required to be deducted or withheld by law or regulation from any amount payable hereunder, Borrower shall pay Bank such additional amounts (including any penalties and interest thereon) as may be necessary so that the amount actually received by Bank is equal to the full amount payable hereunder had no such withholding or deduction been made. Borrower shall furnish to Bank all tax receipts for withholding taxes, if any, paid on behalf of Bank. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in US Dollars into another currency, the payment obligation of Borrower shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to US Dollars and transfer to New York, New York, under normal banking procedures does not yield the amount of US Dollars in New York, New York due hereunder. In the event that any payment by Borrower, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of US Dollars in New York, New York, Bank shall have a separate cause of action against Borrower for the additional amount necessary to yield the amount due and owing to Bank hereunder and Borrower agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify Bank against such loss.

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Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.

GUARANTOR:

CNL STRATEGIC CAPITAL, LLC

By:	/s/ Tammy Tipton
	Name:	Tammy Tipton
	Title:	Chief Financial Officer

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